FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 8, 2000


                        Oregon Trail Financial Corp.
                        ----------------------------
          (Exact name of registrant as specified in its charter)




        Oregon                         0-22953                91-1829481
---------------------------          -----------          -------------------
State or other jurisdiction          Commission           (I.R.S. Employer
 of incorporation                    File Number          Identification No.)



2055 First Street, Baker City, Oregon                            97814
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------
       (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On March 8, 2000, the Registrant announced that Nadine J. Johnson resigned as Chief Financial Officer of the Registrant and its wholly-owned subsidiary, Pioneer Bank, A Federal Savings Bank ("Pioneer Bank"), effective June 30, 2000 to pursue other business interests. The Registrant has hired an executive search firm to help locate and realign senior management of the Registrant as well as Pioneer Bank in connection with the recent resignation of its President and Chief Executive Officer and Ms. Johnson's announcement.

     For further information, reference is made to the Registrant's press release dated March 8, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit
     -------

       99      Press Release dated March 8, 2000

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  OREGON TRAIL FINANCIAL CORP.



DATE: March 16, 2000              By:  /s/ Zane F. Lockwood
                                       -------------------------------------
                                       Zane F. Lockwood
                                       President and Chief Executive Officer

                                 Exhibit 99

                     Press Release Dated March 8, 2000

                         **FOR IMMEDIATE RELEASE**
                           =====================

Contact:
Zane F. Lockwood, Interim President
Chad Holt, Human Resources Manager
(541) 523-6327


                        OREGON TRAIL FINANCIAL CORP.
                      CHIEF FINANCIAL OFFICER RESIGNS

     (Baker City, Oregon; March 8, 2000). Stephen R. Whittemore, Chairman of the Board of Oregon Trail Financial Corp. (Nasdaq NMS "OTFC") and its wholly-owned subsidiary, Pioneer Bank, A Federal Savings Bank, announced today that Nadine J. Johnson has resigned as Chief Financial Officer of the Company and Pioneer Bank effective June 30, 2000. Ms. Johnson has stated that she will be leaving the area to pursue other interests.

     The Board of Directors of Oregon Trail and Pioneer Bank has retained an executive search firm to help locate and realign senior management of the Company and the Bank in connection with the recent resignation of its President/Chief Financial Officer and Ms. Johnson's announcement.

     The Company is the holding company for Pioneer Bank, which converted from the mutual to stock form of organization October 3, 1997. At December 31, 1999, the Company had consolidated total assets of $363 million and stockholders' equity of $54 million.

     This press release contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with respect to all of such forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the Company's market area and the country as a whole, loan delinquency rates, and changes in federal and state regulations. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

                                  * * * *